SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-NC2)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware       333-72647     13-3439681
(State or Other(Commission   (I.R.S. Employer
Jurisdiction ofFile Number)  Identification
Incorporation)               Number)

390 Greenwich Street, Fourth Floor
New York, New York                  10013
(Address of Principal         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (212) 723-6391

Item 5.  Other Events

     On May 25, 1999 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     May 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedingNONE

D.   Item 2: Changes in SecurNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution ReporMay 25, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              05/25/99


                 Beginning                                            Ending
                Certificate                                        Certificate
Class  Cusip     Balance(1)   Principal     Interest     Losses      Balance
A    79548KM47 206,325,675.412,303,054.74   873,001.19       0.00 204,022,620.67
M-1  79548KM54 19,063,000.00        0.00     87,415.77       0.00 19,063,000.00
M-2  79548KM62 11,022,000.00        0.00     55,070.96       0.00 11,022,000.00
M-3  79548KM70  9,726,000.00        0.00     63,951.83       0.00  9,726,000.00
CE      N/A    12,320,076.66        0.00    860,664.74       0.00 12,320,076.66
P       N/A           100.00        0.00      8,211.95       0.00        100.00
R-III   N/A             0.00        0.00          0.00       0.00          0.00
Total          258,456,852.072,303,054.74 1,948,316.44       0.00 256,153,797.33

           AMOUNTS PER $1,000 UNIT
                                             Ending                  Current
                                          Certificate              Pass-Through
ClassPrincipal    Interest      Total       Balance      Losses   Interest Rate
A    11.113895      4.212859    15.32675    984.555868   0.000000       5.25250%
M-1   0.000000      4.585625     4.58563   1000.000000   0.000000       5.69250%
M-2   0.000000      4.996458     4.99646   1000.000000   0.000000       6.20250%
M-3   0.000000      6.575348     6.57535   1000.000000   0.000000       8.16250%
CE    0.000000     69.858716    69.85872   1000.000000   0.000000       3.99601%
P     0.000000  82119.500000 82119.50000   1000.000000   0.000000       NA


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                           107,690.46
ADMINISTRATION  FEES                                     2,692.26

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances            107,252.50
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                 25-May-99
Stated Principal Balance of Mortgage Loan  256,153,797.33
Stated Principal Balance of REO Propertie            0.00


Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                        Beginning                Ending
Number of Loans                               2,232.00                 2,218.00
Aggregate Prin Bal as of the Due Date    258,456,852.07           256,153,797.33

Weighted Average Remaining Term to Maturity                355.20
Beginning Weighted Average Mortgage Rate                  9.52029%
Number of Subsequent Loans                                   0.00
Balance of Subsequent Loans                                  0.00


Section 4.02 (vii.)                      Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent                 36  3,707,540.08             3,704,022.57
60-89 days delinquent                 10  1,492,806.76             1,491,651.01
90 or more days delinquent             1    130,373.65               130,287.39
Foreclosures                           8    535,881.61               535,471.85
Bankruptcies                           6    921,657.93               921,163.99
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Prin               Stated Prin
     Loan Number             Balance                   Balance



Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                          0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal
Prepayments - Curtailment      29,100.43
Payments in Full            2,138,124.18
                            2,167,224.61

Prepayment Charges                                       8,211.95
REO Principal Amortization                                   0.00

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                        0.00
Which Include:
Bankruptcy Losses                                            0.00

Cumulative Realized Losses                                   0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction      0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                             Certificate
                             Factor
               Class A        0.98455587
               Class M-1      1.00000000
               Class M-2      1.00000000
               Class M-3      1.00000000
               Class CE       0.98766019

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                         Reduction from the Allocation of:
                               Interest
                  Interest      Carry                    Prepay     Relief Act
                Distribution   Forward      Realized    Interest     Interest
                   Amount       Amount       Losses    Shortfalls   Shortfalls
     A            873,001.19        0.00          0.00       0.00          0.00
     M-1           87,415.77        0.00          0.00       0.00          0.00
     M-2           55,070.96        0.00          0.00       0.00          0.00
     M-3           63,951.83        0.00          0.00       0.00          0.00
     CE           860,664.74      NA              0.00       0.00          0.00
     TOTAL      1,940,104.49        0.00          0.00       0.00          0.00

Section 4.02 (xvi.)
AGGREGATE  UNPAID  ALLOCATED  REALIZED  LOSS  AMOUNT
                             Aggregate
                             Unpaid Amounts
               Class M-1            0.00
               Class M-2            0.00
               Class M-3            0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servi      0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                0.00

Section 4.02 (xix.)
Required Overcollateralized Amount       12,320,076.66
Credit Enhancement Percentage                 20.35148%

Section 4.02 (xx.)
Overcollateralization Increase Amount                        0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                       0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                           860,664.74

Delinquency Percentage                                    1.20185%

Stepdown Date Occurrence                               NO
Trigger Event Occurrence                               NO

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SALOMON BROTHERS MORTGAGE
                             SECURITIES VII, INC.

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated   5/31/99